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                                                                   Exhibit 10.47

                              WARRANT CERTIFICATE


THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED ON OCTOBER 27, 1997, AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES REPRESENTED BY THIS CERTIFICATE (AND THE SHARES ISSUABLE UPON EXERCISE OF SUCH SECURITIES) ARE SUBJECT TO A WARRANT AGREEMENT, DATED OCTOBER 27, 1997, BY AND BETWEEN THE ISSUER OF SUCH SECURITIES AND THE PURCHASER REFERRED TO THEREIN. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO THE CONDITIONS SPECIFIED IN SUCH WARRANT AGREEMENT AND THE COMPANY RESERVES THE RIGHT TO REFUSE THE TRANSFER OF THIS CERTIFICATE UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED WITH RESPECT TO SUCH TRANSFER. A COPY OF SUCH AGREEMENTS WILL BE FURNISHED WITHOUT CHARGE BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST.

                      Warrants to Purchase by the Holder:
                                 Common Stock,
                         par value $.0025 per share of
                 Physician Health Corporation (the "Company")

No. W-_________

                                                              1,200,000 Warrants
                                                              October 27, 1997

Registered Holder:  Paribas Capital Funding LLC

                              WARRANT CERTIFICATE

         This certificate (the "Warrant Certificate") is issued pursuant to a warrant agreement by and between the Company and Paribas Capital Funding LLC (the
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"Purchaser"), dated as of October 27, 1997 (the "Warrant Agreement"). Unless
otherwise defined herein, all capitalized terms used herein shall have the meaning provided in the Warrant Agreement. This Warrant Certificate certifies that the Purchaser or its registered assigns is the registered owner of 1,200,000 Warrants, each Warrant entitling such owner to purchase initially, subject to the provisions of Section 9 of the Warrant Agreement, one share of Non-Voting Common Stock, par value $.0025 per share of the Company (or, upon the election of the Purchaser, or any transferee of the Purchaser, to receive Voting Common Stock, par value $.0025 of the Company, in accordance with the provisions of the Company's certificate of incorporation governing the conversion of Non-Voting Common Stock into Voting Common Stock, one share of Voting Common Stock) at the price of $.0025 per share (the "Exercise Price"), subject to the terms and conditions hereof and of the Warrant Agreement. The number of Warrant Shares issuable upon exercise of the Warrants is subject to adjustment upon the occurrence of certain events, as set forth in the Warrant Agreement. As further set forth in, and subject to, the Warrant Agreement, the expiration date of this Warrant Certificate is 5:00 p.m. Eastern time on October 27, 2007.

         The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants, and are issued or to be issued pursuant to the Warrant Agreement which is hereby incorporated by reference and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the Holders of the Warrants. A copy of the Warrant Agreement may be obtained by the Holder hereof upon written request to the Company.

         The Holder of Warrants evidenced by this Warrant Certificate may exercise such Warrants under and pursuant to the terms and conditions of the Warrant Agreement by surrendering this Warrant Certificate, with the purchase form attached hereto as Exhibit A (and by this reference made a part hereof) properly completed and executed, together with payment of the Exercise Price in accordance with the terms of the Warrant Agreement. In the event that upon any exercise of Warrants evidenced hereby, the number of Warrants exercised shall be less than the total number of Warrants evidenced hereby, there shall be issued by the Company to the Holder hereof or its registered assignee a new Warrant Certificate evidencing the number of Warrants not exercised.

         Warrant Certificates, when surrendered with the assignment form attached hereto as Exhibit B (and by this reference made a part hereof) properly completed and

                                       2
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executed at the office of the Company by the registered Holder thereof in person or by a legal representative or attorney duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

         The Company may deem and treat the registered Holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone) for the purpose of any exercise hereof, any distribution to the Holder(s) hereof and for all other purposes. The Company shall not be affected by any notice to the contrary.

         THIS WARRANT CERTIFICATE SHALL BE GOVERNED BY ARTICLE 8 OF THE NEW YORK UNIFORM COMMERCIAL CODE AND THE LAWS OF THE STATE OF NEW YORK.

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         IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be signed by its Chairman of the Board, President or Vice President and attested to by its Secretary or Assistant Secretary.


                                       PHYSICIAN HEALTH CORPORATION

                                       By
                                         ---------------------------------------
                                         Name:
                                         Title:

                                       By
                                         ---------------------------------------
                                         Name:
                                         Title: